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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2005

                              --------------------

                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                1-16337                            76-0476605
      (State or other jurisdiction                  (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 4620
                              HOUSTON, TEXAS 77002
                       (Address and zip code of principal
                               executive offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01 AMENDMENT OF MATERIAL DEFINITIVE AGREEMENT.

      On May 18, 2005, the stockholders of Oil States International, Inc. (the "Company") approved an amendment and restatement (the "Plan Amendment") of the Company's 2001 Equity Participation Plan (as so amended and restated, the "Plan"). Pursuant to the Plan Amendment, which was previously adopted by the Board of Directors of the Company on February 16, 2005, (i) the number of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") that are eligible for awards under the Plan was increased from 3,700,000 to 5,700,000, (ii) the annual formula grant of stock options to non-employee Directors was deleted and (iii) non-employee Directors are eligible to receive awards under the Plan on the same basis as employees.

ITEM 8.01. OTHER EVENTS.

      On May 18, 2005, the Compensation Committee of the Board of Directors adopted a policy which changed the equity compensation of non-employee Directors under the Plan. Under the new policy, each non-employee Director will receive an annual restricted stock award equal to $75,000. The award will be made each year on the date of the Annual Shareholders' meeting. The number of shares awarded will be based on the closing price of the Common Stock on the date of the award. Such restricted stock awards will vest on the day prior to the next year's Annual Shareholders' meeting.

      The new policy established a guideline that 65% of the number of shares of restricted stock awarded should not be sold, assigned, pledged, or otherwise transferred, encumbered or disposed of until the earlier of (i) the date six months after termination of the non-employee Director's services on the Board,
(ii) the occurrence of a Change of Control (as determined under the Plan) or
(iii) the death or disability of the non-employee Director.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits

Exhibit
Number        Description of Document
------        -----------------------

10.5 2001 Equity Participation Plan, as amended and restated effective February 16, 2005 (incorporated by reference to Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2005).

10.21         Non-Employee Director Compensation Summary - Oil States
              International, Inc.

10.22 Form of Non-Employee Director Restricted Stock Agreement under the Company's 2001 Equity Participation Plan.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 23, 2005

OIL STATES INTERNATIONAL, INC.


                                        By:   /s/ Cindy B. Taylor
                                           -------------------------------------
                                           Name:  Cindy B. Taylor
                                           Title: Senior Vice President,
                                                  Chief Financial Officer and
                                                  Treasurer



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                                INDEX TO EXHIBITS

Exhibit
Number              Description of Document
-------             -----------------------

 10.5 2001 Equity Participation Plan, as amended and restated effective February 16, 2005 (incorporated by reference to Exhibit 10.5 to the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2005).

 10.21              Non-Employee Director Compensation Summary - Oil States
                    International, Inc.

 10.22 Form of Non-Employee Director Restricted Stock Agreement under the Company's 2001 Equity Participation Plan.